UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2018

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code: (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2018, SIGA Technologies, Inc., a Delaware corporation (the “Company”), entered into an agreement (the “Asset Purchase Agreement”) for, and consummated, the sale of its medical countermeasures priority review voucher (“PRV”) to Eli Lilly and Company for a lump sum payment at closing of $80 million (the “PRV Sale”). The Company was awarded the PRV in July 2018 upon approval by the U.S. Food and Drug Administration (“FDA”) of SIGA’s New Drug Application for oral TPOXX® for the treatment of smallpox. The PRV was awarded by the FDA under a provision that encourages development of medical countermeasures enacted as part of the 21st Century Cures Act (Public Law 114-255).

In connection with the entry into the Asset Purchase Agreement, on October 31, 2018, the Company entered into an amendment (the “Loan Agreement Amendment”) to the Loan and Security Agreement (the “Loan Agreement”), dated as of September 2, 2016, by and among the Company, OCM Strategic Credit SIGTEC Holdings, LLC, as lender, Cortland Capital Market Services LLC, in its capacity as administrative agent and collateral agent, and OCM Strategic Credit SIGTEC Holdings, LLC, as sole lead arranger.  The Loan Agreement Amendment revised certain definitions and a covenant to permit the PRV Sale, provided that the $80 million consideration, net of certain expenses, be held in a restricted cash account, to be available to be applied to the Company’s obligations under the Loan Agreement.

The foregoing description is qualified in its entirety by reference to the Asset Purchase Agreement and the Loan Agreement Amendment, copies of which are attached as Exhibits 2.1 and 10.1 to this Form 8-K and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure regarding the Asset Purchase Agreement contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Loan Agreement Amendment contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibits are included in this report:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated October 31, 2018, by and between Eli Lilly and Company and SIGA Technologies, Inc.

10.1
Third Amendment to Loan and Security Agreement, dated October 31, 2018, by and among the Company, OCM Strategic Credit SIGTEC Holdings, LLC, as lender, Cortland Capital Market Services LLC, in its capacity as administrative agent and collateral agent, and OCM Strategic Credit SIGTEC Holdings, LLC, as sole lead arranger.

99.1	Press Release, dated November 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: November 1, 2018